UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2015

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective November 19, 2015, the Board of Directors (the “Board”) of Windstream Holdings, Inc. (the “Company”) amended and restated the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to implement a new “proxy access” right for eligible stockholders whereby stockholders who qualify and comply with the requirements set forth in the Bylaws can include stockholder-nominated director nominees in the Company’s proxy materials, along with the Board’s nominated candidates, for annual meetings of the Company’s stockholders.

At the direction of and on behalf of the Board, the Company’s management has been actively engaged in discussions regarding proxy access with the Company’s largest stockholders in order to understand their perspectives on corporate governance. These discussions enabled the Board to gain valuable feedback from stockholders regarding proxy access, including feedback as to the particular proxy access parameters that the Company’s stockholders view as appropriate. The Board carefully considered the variety of stockholder viewpoints in implementing the proxy access right and tailored aspects of the new right to respond to the particular parameters the Company’s stockholders view as most appropriate.

New Section 5 of Article III of the Bylaws permits a stockholder (or a group of stockholders) (collectively, an “eligible stockholder”) owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the eligible stockholder (including each member of a group of stockholders that together constitute an eligible stockholder) and the stockholder-nominated nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in the Bylaws. In addition, the eligible stockholder may include a written statement, not to exceed 500 words, in support of the candidacy of its stockholder-nominated director nominee(s). The Bylaws also include other technical and conforming amendments to conform to the new proxy access provision.

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Windstream Holdings, Inc., dated November 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

November 19, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Windstream Holdings, Inc., dated November 19, 2015